    As filed with the Securities and Exchange Commission on November 19, 1999

                                                      Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                                 2836                                04-2834797
(State or other jurisdiction of          (Primary Standard Industrial                 (I.R.S. Employer
 incorporation or organization)          Classification Code Number)               Identification Number)

                                180 VARICK STREET
                               NEW YORK, NY 10014
                                 (212) 645-1405
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                            ------------------------

                              JOHN B. LANDES, ESQ.
                            VICE PRESIDENT, BUSINESS
                         DEVELOPMENT AND GENERAL COUNSEL
                          IMCLONE SYSTEMS INCORPORATED
                                180 VARICK STREET
                               NEW YORK, NY 10014
                                 (212) 645-1405
                            ------------------------

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------

                                   COPIES TO:
   RICHARD A. DRUCKER                                       PATRICK O'BRIEN
 DAVIS POLK & WARDWELL                                        ROPES & GRAY
  450 LEXINGTON AVENUE                                  ONE INTERNATIONAL PLACE
NEW YORK, NEW YORK 10017                                    BOSTON, MA 02110
     (212) 450-4000                                          (617) 951-7000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / / __________

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333 - 87489

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

                         CALCULATION OF REGISTRATION FEE



-------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED
                                                                 MAXIMUM          PROPOSED MAXIMUM
         TITLE OF EACH CLASS              AMOUNT TO BE      OFFERING PRICE PER        AGGREGATE           AMOUNT OF
   OF SECURITIES TO BE REGISTERED          REGISTERED            UNIT (1)        OFFERING PRICE (1)   REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001            287,500             $32                  $9,200,000          $2,558
   per share .......................
=========================================================================================================================


(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933.

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3, FILE NO. 333-87489

     ImClone Systems Incorporated (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-87489) declared effective on November 18, 1999 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

EXHIBITS

     The following documents are filed as exhibits to this Registration
Statement.


Exhibit Number                                     Description
--------------                                     ----------
          5.1          Opinion of Davis Polk & Wardwell

         23.1          Consent of KPMG LLP

         23.2          Consent of Davis Polk & Wardwell (included in Exhibit
                       5.1)

         23.3          Consent of Kenyon & Kenyon

         23.4          Consent of Hoffmann & Baron, LLP

         25.1 Powers of Attorney (included on signature page to Registration Statement, File No. 333-87489, filed September 21, 1999)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 18th day of November, 1999.

                                       IMCLONE SYSTEMS INCORPORATED


                                       By: /s/ John B. Landes
                                           -------------------------------------
                                           Name:John B. Landes
                                           Title: Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated on the 18th day of November, 1999.


Signature                                        Title
---------                                        -----

   *
-------------------------------              Chairman of the Board and Director
Robert F. Goldhammer


   *                                         President, Chief Executive Officer and Director
--------------------------------             (Principal Executive Officer)
Samuel D. Waksal

   *                                         Executive Vice President, Chief Operating
--------------------------------             Officer and Director
Harlan W. Waksal


   *                                         Vice President of Finance and Chief Financial
--------------------------------             Officer (Principal Financial and Accounting
Carl Goldfischer                             Officer)

   *
--------------------------------             Director
Jean Carvais

   *
--------------------------------             Director
Vincent T. DeVita, Jr.

   *
--------------------------------             Director
Paul B. Kopperl

   *
--------------------------------             Director
William R. Miller

   *
--------------------------------             Director
David M. Kies

   *
--------------------------------             Director
John Mendelsohn

Signature                                        Title
---------                                        -----

   *
--------------------------------             Director
Richard Barth



*By: /s/ John B. Landes
     --------------------------------
      John B. Landes,
      Attorney-in-Fact

                                    EXHIBITS




Exhibit Number         Description
--------------         -----------
          5.1          Opinion of Davis Polk & Wardwell
         23.1          Consent of KPMG LLP
         23.2          Consent of Davis Polk & Wardwell (included in Exhibit
                       5.1)
         23.3          Consent of Kenyon & Kenyon
         23.4          Consent of Hoffmann & Baron, LLP
         25.1          Powers of Attorney (included on signature page to
                       Registration Statement, File No. 333-87489, filed
                       September 21, 1999)